UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 4, 2007
DEARBORN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Michigan	000-24478	38-3073622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 Porter Street, Dearborn, Michigan		48124
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 313-565-5700
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-l2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Audited Financial Statements of Fidelity Financial Corp
Pro Forma Balance Sheet
Pro Forma Income Sheet
Consent of Plante Moran

Item 8.01 Other Events
On January 4, 2007, Dearborn issued a press release announcing the consummation of the merger of Fidelity Financial Corporation of Michigan, a bank holding company headquartered in Birmingham, Michigan (“Fidelity”) into it pursuant to an Agreement and Plan of Merger, dated as of September 14, 2006 (the “Merger Agreement”). Fidelity is the bank holding company for Fidelity Bank.
This amendment of that filing includes the following financial statements and exhibits.
Item 9.01 Financial Statements and Exhibits
(a)	Audited financial statements of Fidelity Financial Corporation of Michigan as of or for the year ended December 31, 2006.

(b.1)	Pro forma balance sheet as of December 31, 2006 related to acquisition of Fidelity Financial Corporation of Michigan.

(b.2)	Pro forma income statement for the year ended December 31, 2006 related to the acquisition of Fidelity Financial Corporation of Michigan.

(c)	Consent of Plante Moran.

The information in this Form 8-K and the attached Exhibits shall not be deemed filed or purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

DEARBORN BANCORP, INC.
FORM 8-K (continued)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dearborn Bancorp, Inc. (Registrant)

/s/ Jeffrey L. Karafa
Jeffrey L. Karafa
Vice President, Treasurer and Chief Financial Officer
Date: March 14, 2007

EXHIBIT INDEX
a)	Audited financial statements of Fidelity Financial Corporation of Michigan.

b.1)	Pro forma balance sheet as of December 31, 2006 related to acquisition of Fidelity Financial Corporation of Michigan.

b.2)	Pro forma income statement for the year ended December 31, 2006 related to acquisition of Fidelity Financial Corporation of Michigan.

c)	Consent of Plante Moran